Exhibit 10.12

SECOND AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of December 23, 2009, is entered into by and among GORDMANS, INC., a Delaware corporation (“Borrower”), each of the other Credit Parties signatory hereto, each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent” and together with the Lenders, collectively, the “Lender Group”), in light of the following:

WHEREAS, Borrower, the other Credit Parties signatory thereto, and the Lender Group are parties to that certain Loan, Guaranty and Security Agreement, dated as of February 20, 2009 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, the Credit Parties have requested that the Loan Agreement be amended as set forth herein; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein, the parties hereby agree as follows:

SECTION 1. RELATION TO THE LOAN AGREEMENT; DEFINITIONS.

1.1 Relation to Loan Agreement. This Amendment constitutes an integral part of the Loan Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

1.2 Capitalized Terms. Capitalized terms used herein without definition shall have the meanings specified in the Loan Agreement.

SECTION 2. CONSENT.

Notwithstanding anything else in Sections 7.3, 7.8 and 7.11 of the Loan Agreement to the contrary, the Agent and Lenders hereby consent, effective as of the Second Amendment Effective Date, to (A) the Borrower making a one-time Restricted Payment to Parent and Parent making a further one time Restricted Payment to Parent’s direct and indirect shareholders consisting of a cash dividend in an amount not to exceed $15,000,000 and (B) to the payment of the fees payable to Sun Capital Management Partners V, LLC as a result of such Restricted Payment permitted in clause (A) as required pursuant to Section 2(c) of the Management Agreement; provided that (i) such Restricted Payment is paid on or before December 31, 2009; (ii) Borrower delivers to Agent a duly executed and completed Solvency Certificate from its Chief Financial Officer in the form attached hereto as Annex A and (iii) both before and after giving pro forma effect to such Restricted Payment (a) the Borrower has minimum Excess Availability of $15,000,000 (based on the most recently delivered Borrowing Base Certificate) and (b) no Default or Event of Default exists. The consent by the Agent and Lenders herein is a one-time consent with respect to the matters specified herein and shall not be construed as creating any course of conduct on the part of the Agent and Lenders.

SECTION 3. AMENDMENT TO LOAN AGREEMENT.

3.1 Section 7.16 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

7.16 Maximum Capital Expenditures.

Permit the maximum amount of Capital Expenditures of Borrower and its Subsidiaries for any fiscal year to exceed the applicable amount set forth below for such period:

Period	Maximum Capital Expenditure
February, 2009 through January 31, 2010	$5,808,000

February, 2010 through January 31, 2011	$12,735,000

February, 2011 through January 31, 2012	$12,735,000

February, 2012 through January 31, 2013	$12,735,000

provided, however, if any Capital Expenditures are made in the first 90 days of any fiscal year (other than the fiscal year ending January 31, 2009) and the maximum permitted amount of Capital Expenditures were not made in the prior fiscal year, then 50% of such Capital Expenditures made in the first 90 days of such fiscal year shall be deemed to be made in the prior fiscal year and shall not be deemed to be made during the fiscal year in which they were actually made to the extent that they would be permitted to be made in such prior fiscal year, for purposes of complying with the maximum Capital Expenditure limits set forth above.

3.2 Section 7.17 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

7.17 EBITDA.

Not permit EBITDA for any Computation Period to be less than the amount set forth opposite the applicable Computation Period in the table below:

Computation Period	EBITDA
Computation Period ended January 31, 2010	$17,698,000

Computation Period ended April 30, 2010	$18,410,000

Computation Period ended July 31, 2010	$18,903,000

Computation Period ended October 31, 2010	$18,217,000

Computation Period ended January 31, 2011	$19,100,000

Computation Period ended April 30, 2011	$19,100,000

Computation Period ended July 31, 2011	$19,100,000

Computation Period ended October 31, 2011	$19,100,000

Computation Period ended January 31, 2012	$19,100,000

Computation Period ended April 30, 2012	$19,100,000

Computation Period ended July 31, 2012	$19,100,000

Computation Period ended October 31, 2012	$19,100,000

Computation Period ended January 31, 2013	$19,100,000

SECTION 4. REPRESENTATIONS AND WARRANTIES.

4.1 Representations and Warranties.

Each Credit Party hereby represents and warrants to the Lender Group that:

(a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or Governmental Authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b) This Amendment has been duly executed and delivered by such Credit Party. This Amendment and each Loan Document to which such Credit Party is party are the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against such Credit Party or any member of the Lender Group;

(d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e) The representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

SECTION 5. MISCELLANEOUS.

5.1 Conditions to Effectiveness. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof (the date of such being the “Second Amendment Effective Date”):

(a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;

(c) Each Credit Party, the Agent and the Required Lenders shall have delivered an executed copy of this Amendment to Agent;

(d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Credit Party or the Lender Group.

5.2 Entire Amendment; Effect of Amendment. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the consents and amendments to the Loan Agreement expressly set forth in Section 2 and 3 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

5.3 Counterparts; Telefacsimile. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

5.4 Fees, Costs and Expenses. Borrower agrees to pay on demand all reasonable fees, costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to their rights and responsibilities hereunder and thereunder. In addition, Borrower shall pay to Lenders an amendment fee in an amount equal to $600,000 in the aggregate which fee shall be fully earned on the Second Amendment Effective Date but will be payable by the Borrower on January 15, 2010 to the Agent for distribution to each Lender who has executed this amendment by December 31, 2009 in an amount equal to each such consenting Lender’s Pro Rata Share of such fee.

5.5 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

5.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.7 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

GORDMANS, INC.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Vice President & CFO

GORDMANS MANAGEMENT COMPANY, INC.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Vice President & CFO

GORDMANS DISTRIBUTION COMPANY, INC.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Vice President & CFO

GORDMANS INTERMEDIATE HOLDINGS CORP.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Vice President & CFO

[Signature Page to Second Amendment]

WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:
Title:	Vice President

CIT BANK, a Utah Chartered Bank, as Lender

By:	/s/ Benjamin Haslam
Benjamin Haslam
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jay Stein
Jay Stein
Title:	Senior Vice President

[Signature Page to Second Amendment]

ANNEX A

FORM OF SOLVENCY CERTIFICATE

SOLVENCY CERTIFICATE

The undersigned hereby certifies that the undersigned is (a) the Chief Financial Officer of Gordmans, Inc., a Delaware corporation (the “Borrower”‘), (b) authorized to certify as to the financial statements of the Borrower and each other Credit Party, (c) familiar with the properties, business and assets of the Borrower and each other Credit Party, and (d) authorized to execute and deliver this Certificate on behalf of the Borrower and each other Credit Party. The undersigned further certifies that the undersigned has carefully reviewed the contents of this Certificate and, in connection herewith, has made such investigations and inquiries as the undersigned deemed necessary and prudent. The undersigned further certifies that the undersigned believes that the financial information and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and continue to be reasonable as of the date hereof. Capitalized terms used herein that are defined in the Loan, Guaranty and Security Agreement dated as of February 20, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) among the Borrower, the financial institutions party thereto (the “Lenders”) and Wells Fargo Retail Finance, LLC, as agent (in such capacity, the “Agent”), are used herein as so defined. This Certificate is required to be delivered pursuant to the requirements of Section 2 of that certain Second Amendment to Loan, Guaranty and Security Agreement dated as of December 23, 2009 in connection with the Restricted Payment referred to therein, the undersigned hereby further certifies, on behalf of the Credit Parties and not in my individual capacity, that:

1. Immediately prior to and after giving effect to the Restricted Payment and the borrowing of any Loans in connection therewith, with respect to each of the Borrower and the Credit Parties, taken as a whole:

(a) the fair value of its assets (taken as a going concern based on the price available upon the sale of such assets of such Credit Party by a willing seller to a willing buyer, within a commercially reasonable period of time, each having reasonable knowledge of the material facts, with neither being under any compulsion to act) is greater than the amount of its liabilities (including reasonably likely disputed, contingent and unliquidated liabilities);

(b) the present fair saleable value of its assets (taken as a going concern based on the price available upon the sale of such assets of such Credit Party by a willing seller to a willing buyer, within a commercially reasonable period of time, each having reasonable knowledge of the material facts, with neither being under any compulsion to act) is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured;

(c) it is able to realize upon its assets and pay its debts and other liabilities (including reasonably likely disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;

(d) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and

(e) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital.

2. In reaching the conclusions set forth in this Certificate, the undersigned has considered, among other things:

(a) after giving effect to the Restricted Payment, the cash and other current assets of the Borrower and each other Credit Party;

(b) after giving effect to the Restricted Payment, refinancing or other replacements of existing liabilities, debts, obligations and commitments which the Borrower and each other Credit Party, as applicable, reasonably expects will be available on the dates of their respective maturities;

(c) after giving effect to the Restricted Payment, the estimated value of all property, real and personal, tangible and intangible, of the Borrower and each other Credit Party, as applicable;

(d) all available audited and unaudited consolidated financial statements of the Borrower and the Subsidiaries;

(e) after giving effect to the Restricted Payment, all reasonably likely liabilities of the Borrower and each other Credit Party known to the undersigned on all claims, whether or not reduced to judgment, liquidated, unliquidated, matured, unmatured, disputed, undisputed, legal, equitable, secured, unsecured, fixed or contingent, including, among other things, claims arising out of pending or, to the undersigned’s knowledge, threatened litigation against the Borrower and each other Credit Party;

(f) historical growth in revenues and cash flows of the Borrower and its Subsidiaries and anticipated growth in revenues and cash flows of the Borrower and its Subsidiaries, certain pro forma financial information of the Borrower and its Subsidiaries and the Borrower’s and each of its Subsidiary’s business plans, all as previously delivered to the Agent and the Lenders;

(g) customary terms of trade payables in the industry of the Borrower and its Subsidiaries;

(h) the amount of credit extended to customers of the Borrower and its Subsidiaries; and

(i) after giving effect to the Restricted Payment, the amount of equity capital of the Borrower and each other Credit Party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Borrower and each other Credit Party as of this      day of December, 2009.

GORDMANS, INC.

By:
Title:

Signature page to Solvency Certificate